SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  June 30, 2000
                                                          -------------



                             DELTA WOODSIDE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


South  Carolina                        1-10095                      57-0535180
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                         No.)



 P.O.  Box  6126
 Greenville,  South  Carolina                              29606
(Address of principal executive offices)                 (Zip Code)


Registrant's  telephone  number,  including  area  code:(864) 255-4100
                                                        --------------


                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS

     On June 30, 2000, Delta Woodside Industries, Inc. ("Delta Woodside") completed the pro rata distribution (the "Delta Apparel Distribution") of all the outstanding shares of Delta Apparel, Inc., a Georgia corporation that had been a wholly-owned subsidiary of Delta Woodside ("Delta Apparel"), and the pro rata distribution (the "Duck Head Distribution" and, together with the Delta Apparel Distribution, the "Distribution") of all the outstanding shares of Duck Head Apparel Company, Inc., a Georgia corporation that had been a wholly-owned subsidiary of Delta Woodside ("Duck Head"), to the holders of record of Delta Woodside shares on June 19, 2000.

     Delta Woodside has prepared a document entitled "Tax Information for Stockholders of Delta Woodside Industries, Inc.", which is set forth as Exhibit
99.1 and incorporated herein by reference. Among other matters, this document provides information concerning how Delta Woodside's stockholders may allocate, for Federal income tax purposes, among their post-Distribution Delta Woodside shares, Delta Apparel shares and Duck Head shares the tax basis of their pre-Distribution Delta Woodside shares. Delta Woodside anticipates providing this document to persons who have requested or request in the future any of the information included in the document. In addition, Delta Woodside anticipates including this document in the package that will be sent to the Delta Woodside stockholders that includes Delta Woodside's annual report to stockholders for fiscal year 2000 and Delta Woodside's proxy statement for the 2000 annual meeting of Delta Woodside stockholders.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Not  applicable.

     (b)     Not  applicable.

     (c)     Exhibits

             99.1 Tax Information for Stockholders of Delta Woodside Industries, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DELTA WOODSIDE INDUSTRIES, INC.
                                              (Registrant)


                                              By:  /s/  William H. Hardman, Jr.
                                                 -------------------------------
                                                  William  H.  Hardman,  Jr.
                                               Vice  President,  CFO,  Treasurer
                                                  and  Secretary


Date:  August  4,  2000


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
                                  EXHIBIT INDEX

99.1  Tax  Information  for  Stockholders  of Delta Woodside Industries, Inc.


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